CITIFUNDS INSTITUTIONAL TRUST

on behalf of the

Citi Institutional Liquid Reserves

SUPPLEMENT DATED SEPTEMBER 30, 2005

TO THE PROSPECTUS,

DATED DECEMBER 31, 2004 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 31, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of CitiFunds Institutional Trust (the “Trust”) has approved an amendment to the Investment Management Agreement between the Trust, on behalf of Citi Institutional Liquid Reserves (the “Fund”), a series of the Trust, and Citi Fund Management Inc. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be revised from 0.25% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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